UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

COMSTOCK RESOURCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-03262	94-1667468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 Town and Country Blvd. Suite 500
Frisco, Texas		75034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 668-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 (per share)	CRK	New York Stock Exchange
Common Stock, par value $0.50 (per share)	CRK	New York Stock Exchange Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on June 2, 2026. The following proposals were submitted to the holders of the Company's common stock for a vote:

Proposal 1. The re-election of five nominees to the Board;

Proposal 2. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026; and

Proposal 3. The approval of the advisory resolution on the 2025 compensation of our named executive officers.

As of the close of business on the record date, April 7, 2026, there were a total of 293,695,832 shares of the Company's common stock issued and outstanding and entitled to vote at the Annual Meeting. There were 278,822,476 shares of the Company's common stock present at the Annual Meeting or represented by proxy, or approximately 95% of the Company's voting capital stock, representing a quorum.

The results of such votes were as follows:

Proposal 1. The following votes were cast in the election of the five nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Broker Non-Votes	Total

M. Jay Allison	264,394,396	1,073,400	13,354,680	278,822,476
Roland O. Burns	263,030,985	2,436,811	13,354,680	278,822,476
Elizabeth B. Davis	262,713,318	2,754,478	13,354,680	278,822,476
Morris E. Foster	261,753,030	3,714,766	13,354,680	278,822,476
Jim L. Turner	262,745,124	2,722,672	13,354,680	278,822,476

Based on the vote results set forth above, each of the director nominees was duly elected to hold office for a one-year term and until their respective successors are duly elected and qualified.

Proposal 2. The following votes were cast in the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

277,902,269	530,123	390,084	278,822,476

Based on the vote results set forth above, the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026 was duly ratified.

Proposal 3. The following votes were cast in the advisory vote on 2025 compensation of our named executive officers:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Broker Non-Votes	Total

264,508,945	526,507	432,344	13,354,680	278,822,476

Based on the vote results set forth above, the advisory resolution on the 2025 compensation of our named executive officers was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSTOCK RESOURCES, INC.

Date:	June 3, 2026	By:	/s/ ROLAND O. BURNS
Roland O. Burns President and Chief Financial Officer